SSgA FUNDS

SUPPLEMENT DATED APRIL 20, 2006

SSgA CLASS R SHARES FUNDS

PROSPECTUS

DATED DECEMBER 16, 2005

Shareholders are hereby notified that the prospectus section entitled “Fees and Expenses of the Funds—Annual Fund Operating Expenses” is hereby amended as follows:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Bond Market		Core Opportunities		Small Cap	Aggressive Equity		International Stock Selection
Management Fee	.30%		.75%		.75%	.75%		.75%
Distribution and Service (12b-1) Fees(1)	.58%		.66%		.69%	.63%		.68%
Other Expenses	.19%		.18%		.10%	.43%		.39%
Total Annual Fund Operating Expenses	1.07%		1.59%		1.54%	1.81%		1.82%
Less Contractual Management Fee Reimbursement	(.07	)%(2)	(.03	)%(3)	—	(.21	)%(3)	(.24	)%(3)
Net Annual Fund Operating Expenses(4)	1.00%		1.56%		1.54%	1.60%		1.58%

(1)          The Distributor has contractually agreed to waive, at least until December 31, 2006, up to .70% of the average daily net assets on an annual basis, of the distribution and shareholder servicing fee under the circumstances described in footnote 4 below. Without the waiver, the distribution and shareholder servicing fee of the Bond Market and Aggressive Equity Funds would be .70% and 68%, respectively.

(2)          The Advisor has contractually agreed to reimburse the fund to the extent that the total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.00% until December 31, 2006.

(3)          The Advisor has contractually agreed to reimburse the fund to the extent that the total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.60% until December 31, 2006.

(4)          If the total expenses of the Institutional Shares are above its respective cap, then the Advisor will waive the Management Fee for both the Institutional and Class R Shares in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Shares.  If thereafter the total expenses for the Class R Shares remain above the cap in effect for the Class R Shares, then the Distributor will waive up to 70 basis points of the Distribution and Service (12b-1) Fee to further reduce the total expenses of the Class R Shares to the level of the cap.  If after waiving the full 70 basis points the total expenses of the Class R Shares remain above the cap, then the Advisor will reimburse the Class R Shares for all expenses to the level of the cap.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSgA FUNDS

SUPPLEMENT DATED APRIL 20, 2006

SSgA PRIME MONEY MARKET FUND

PROSPECTUS

DATED DECEMBER 16, 2005

Shareholders are hereby notified that the prospectus section entitled “Shareholder Information” is hereby amended as follows:

Distribution and Eligible Investors. Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Provided that the minimum purchase requirements are met, shares of the fund may be purchased directly by individuals or by institutions which invest for their own account or in a fiduciary or agency capacity, or through third party financial institutions which are permitted by contract with the SSgA Funds or the Distributor to offer shares (a “Financial Intermediary”). Financial Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the Distributor with respect to investment of its accounts in the fund. Information on Financial Intermediaries offering the fund is available through the Distributor.

Minimum Initial Investment and Account Balance. The fund requires a minimum initial investment of $20 million and a minimum continuing balance of $15 million. If the account balance has fallen below $20 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $15 million. Holdings of all customer accounts of each Financial Intermediary shall be aggregated for purposes of determining these account balances (“Financial Intermediary Account”). If the Financial Intermediary Account balance has fallen below $15 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may at the discretion of the fund or Distributor be rejected unless, after such purchase, the accrued balance of the Financial Intermediary Account will be at least $15 million. The fund or the Distributor reserves the right in their discretion to close any account where the balance in the associated Financial Intermediary Account has fallen below $15 million. The Transfer Agent will give shareholder’s 60 days’ notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSgA FUNDS

SUPPLEMENT DATED APRIL 20, 2006

SSgA US TREASURY MONEY MARKET FUND

PROSPECTUS

DATED DECEMBER 16, 2005

Shareholders are hereby notified that the prospectus section entitled “Shareholder Information” is hereby amended as follows:

Distribution and Eligible Investors. Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Provided that the minimum purchase requirements are met, shares of the fund may be purchased directly by individuals or by institutions which invest for their own account or in a fiduciary or agency capacity, or through third party financial institutions which are permitted by contract with the SSgA Funds or the Distributor to offer shares (a “Financial Intermediary”). Financial Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the Distributor with respect to investment of its accounts in the fund. Information on Financial Intermediaries offering the fund is available through the Distributor.

Minimum Initial Investment and Account Balance. The fund requires a minimum initial investment of $10 million and a minimum continuing balance of $7.5 million. If the account balance has fallen below $10 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $7.5 million. Holdings of all customer accounts of each Financial Intermediary shall be aggregated for purposes of determining these account balances (“Financial Intermediary Account”). If the Financial Intermediary Account balance has fallen below $7.5 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may at the discretion of the fund or Distributor be rejected unless, after such purchase, the accrued balance of the Financial Intermediary Account will be at least $7.5 million. The fund or the Distributor reserves the right in their discretion to close any account where the balance in the associated Financial Intermediary Account has fallen below $7.5 million. The Transfer Agent will give shareholder’s 60 days’ notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE